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                                                                    Exhibit 10.6

                                 LOAN AGREEMENT

     This Loan Agreement, dated as of May 31, 2003 (the "AGREEMENT"), is between BCP Funding, LLC, a Delaware limited liability company ("LENDER"), and Boston Capital Real Estate Investment Trust, Inc., a Maryland corporation ("BORROWER"). Certain terms in this Agreement shall have the meanings set forth in EXHIBIT A attached hereto.

                                    RECITALS

     WHEREAS, Lender has agreed to make loans available to Borrower (the "LINE OF CREDIT") for the purpose of financing investments by the Borrower in multi-family residential apartment complexes;

     NOW THEREFORE, in consideration of the recitals and of the representations, warranties, covenants and conditions set forth below, and for valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties agree as follows:

1.   CREDIT FACILITY AND INTEREST

     1.1 LOANS. Upon the terms and subject to the conditions of this Agreement, and in reliance upon the representations, warranties and covenants of Borrower made herein, Lender agrees to make loans ("LOANS", each a "LOAN") to Borrower at Borrower's request from time to time prior to the end of the Advance Period, PROVIDED that the maximum aggregate principal amount of all Loans shall not exceed the Maximum Amount, and PROVIDED, FURTHER, that at the time Borrower requests a Loan, and after giving effect to the making or issuance thereof, there has not occurred and is not continuing any Default or Event of Default. All requests for Loans shall be in such form and shall contain such information as may be reasonably required by Lender. The Obligations on account of the Loans shall be evidenced by a promissory note (the "NOTE") substantially in the form of EXHIBIT 1.1 attached hereto. Each advance of a Loan shall be specifically for the purposes contemplated herein and shall be subject to all conditions specified in Sections 4 and 5.1 through 5.3 below. This Agreement is not a revolving credit agreement and Borrower may not reborrow principal amounts repaid.

     1.3    INTEREST. The Loans shall bear interest as follows:

            (a) BASE INTEREST. Interest shall accrue in arrears on the outstanding principal balance of the Loans at an annual rate of 9.5% ("BASE INTEREST"), and shall be due and payable with respect to each calendar quarter (the "Current Quarter") as soon as practicable after, and in any event within 30 days of, the close of the Current Quarter to the extent of Cash Available for Debt Service for the Current Quarter and to the extent not paid shall accrue and be added to principal and shall thereafter bear Base Interest as set forth above. All outstanding principal and accrued Base Interest shall be due and payable on the Maturity Date.

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            (b)     BONUS INTEREST. In addition to Base Interest, Borrower shall pay Lender additional interest on the outstanding principal balance of the Loans at an annual rate of 5.3% ("BONUS INTEREST"), which shall be due and payable with respect to the Current Quarter within 30 days of the close of the Current Quarter to the extent of Cash Available for Debt Service for the Current Quarter only after payment of Base Interest for the Current Quarter. Bonus Interest which is unpaid shall accrue without further interest and shall not be added to the outstanding principal balance of the Loans or be considered in calculating Base Interest. Accrued Bonus Interest shall be payable quarterly solely from Cash Available for Debt Service for the Current Quarter only after payment of Base Interest and Bonus Interest for the Current Quarter. Anything to the contrary herein notwithstanding, the aggregate Bonus Interest payable under this Agreement shall in no event exceed the Cash Available for Debt Service on or before the Maturity Date after payment of all accrued Base Interest, and any Accrued Bonus Interest which is not paid from Cash Available for Debt Service on or before the Maturity Date shall not be due or payable.

            (c) DEFAULT INTEREST. If an Event of Default shall occur, then at the option of Lender the unpaid principal balance of the Loans shall bear interest, to the maximum extent permitted by law, compounded monthly at an interest rate equal to the Default Rate in effect on the day such Event of Default occurs, until all then existing Events of Default are cured or waived.

Except as otherwise stated in this Agreement, all interest and fees, if any, will be computed on the basis of a 365-day year for the actual number of days elapsed. Each quarterly payment of interest shall be accompanied by a statement setting forth the determination of Cash Available for Debt Service for the Current Quarter with respect to which such payment was made, which statement shall be certified to be true, correct and complete by the Borrower to its best knowledge.

     1.4 REPAYMENT TERMS. Borrower shall repay all amounts advanced and outstanding under this Line of Credit as follows:

            (a) Borrower shall pay all outstanding principal and all accrued Base Interest not later than the Maturity Date.

            (b) Borrower may prepay amounts advanced and outstanding under this Line of Credit, at any time, without premium or penalty.

     1.5 PREPAYMENTS AND RELEASE OF PROPERTY INVESTMENTS. Upon the initial or any subsequent closing of the initial public offering of shares in Borrower and at the written election of the Borrower, the Lender shall release its security interest in a portion of the Collateral constituting Borrower's interest in a Property Investment, including without limitation Borrower's interest in the Ownership Company through which it holds a Property Investment, as more particularly set forth in the Security Agreement, upon repayment of all Loans, including any Prior Loans, made with respect to such Property Investment together with any accrued and unpaid Base Interest thereon, provided that there has not occurred and is not then continuing any Default or Event of Default; provided, however, that the Jacksonville Portfolio must be included

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in the first such release. Any cash receipts of Borrower from any Property
Investment which is released pursuant this paragraph (a "RELEASED PROPERTY INVESTMENT") shall not be taken into account in determining Cash Available for Debt Service from and after the date of such release.

     1.6 SUBORDINATION. The Lender, for itself, its successors and assigns and each successor holder of the Note or any interest in the Loans by its acceptance thereof, covenants and agrees, that notwithstanding any other provision of this Agreement or the Note, the payment of the principal of and interest on each and all of the Loans shall be subordinated in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Debt (as hereinafter defined) at anytime outstanding. The provisions of this Section 1.6 shall constitute a continuing representation to all Persons who, in reliance upon such provisions, become the holders of or continue to hold Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they or any of them may proceed to enforce such provisions against the Lender or against the holder of any Loan without the necessity of joining the Borrower as a party.

            (a) PAYMENT OF SENIOR DEBT. In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Borrower or to its property, or, in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Borrower or distribution or marshalling of its assets or any composition with creditors of the Borrower, whether or not involving insolvency or bankruptcy, then and in any such event all Senior Debt shall be paid in full before any payment or distribution of any character, whether in cash, securities or other property, shall be made on account of the Loans; and any such payment or distribution, except securities which are subordinated, and junior in right of payment to the payment of all Senior Debt then outstanding in terms of substantially the same tenor as this Section 1.6, which would, but for the provisions hereof, be payable or deliverable in respect of the Loans shall be paid or delivered directly to the holders of Senior Debt (or their duly authorized representatives), in the proportions in which they hold the same, until all Senior Debt shall have been paid in full, and every holder of the Note or any interest in the Loans by its acceptance thereof designates and appoints the holder or holders of Senior Debt (and their duly authorized representatives) as his or its agents and attorneys-in-fact to demand, sue for, collect and receive such Senior Debt holder's ratable share of all such payments and distributions and to file any necessary proof of claim therefor and to take all such other action (including the right to vote such Senior Debt holder's ratable share of the Loans), in the name of the holders of the Note or any interest in the Loans or otherwise, as such Senior Debt holders (or their authorized representatives) may determine to be necessary or appropriate for the enforcement of this Section 1.6. The Lender and each successor holder of the Note or any interest in the Loans by its or his acceptance thereof agrees to execute, at the request of the Borrower, a separate agreement with any holder of Senior Debt on the terms set forth in this Section 1.6, and to take all such other action as such holder or such holder's representative may request in order to enable such holder to enforce all claims upon or in respect of such holder's ratable share of the Loans.

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            (b)     NO PAYMENT ON LOANS UNDER CERTAIN CONDITIONS. In the event that:

                    (i) any default occurs in the payment of the principal of or interest on any Senior Debt and during the continuance of such default for a period up to 120 days and thereafter if judicial proceedings shall have been instituted with respect to such defaulted payment, or (if a shorter period) until such payment has been made or such default has been cured or waived in writing by such holder of Senior Debt; or

                    (ii) the maturity of any Senior Debt is accelerated by any holder thereof because of a default with respect thereto and until such acceleration has been rescinded or said Senior Debt has been paid;

     then and during the continuance of either of such events no payment of principal or interest on the Loans shall be made by the Borrower or accepted by any holder of the Loans who has received notice from the Borrower or from a holder of Senior Debt of either of such events.

            (c) PAYMENTS HELD IN TRUST. In case any payment or distribution shall be paid or delivered to any holder of the Note or any interest in the Loans before all Senior Debt shall have been paid in full, in violation or contravention of the terms of this subordination, such payment or distribution shall be held in trust for and paid and delivered ratably to the holders of Senior Debt (or their duly authorized representatives), until all Senior Debt shall have been paid in full.

            (d) SUBROGATION. Subject to the payment in full of all Senior Debt and until the Loans shall be paid in full, any holder of the Note or any interest in the Loans shall be subrogated to the rights of the holders of Senior Debt (to the extent of payments or distributions previously made to such holders of Senior Debt pursuant to the provisions of subsections
     (a) and (c) of this Section 1.6) to receive payments or distributions of assets of the Borrower applicable to the Senior Debt. No such payments or distributions applicable to the Senior Debt shall, as between the Borrower and its creditors, other than the holders of Senior Debt and the holders of the Loans, be deemed to be a payment by the Borrower to or on account of the Loans; and for the purposes of such subrogation, no payments or distributions to the holders of Senior Debt to which the holders of the Loans would be entitled except for the provisions of this Section 1.6 shall, as between the Borrower and its creditors, other than the holders of Senior Debt and the holders of the Loans, be deemed to be a payment by the Borrower to or on account of the Senior Debt.

            (e) SCOPE OF SECTION. The provisions of this Section 1.6 are intended solely for the purpose of defining the relative rights of the holder of the Note or any interest in the Loans, on the one hand, and the holders of the Senior Debt, on the other hand. Nothing contained in this
     Section 1.6 or elsewhere in this Agreement or the Note is intended to or shall impair, as between the Borrower, its creditors other than the holders of Senior Debt, and the holder of the Note or any interest in the Loans, the obligation of the Borrower, which is unconditional and absolute, to pay to the holder of the Note or any interest in the Loans the principal of and interest on the Loans as and when the same shall

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     become due and payable in accordance with the terms thereof, or to affect the relative rights of the holder of the Note or any interest in the Loans and creditors of the Borrower other than the holders of the Senior Debt, nor shall anything herein or therein prevent the holder of the Note or any interest in the Loan from accepting any payment with respect to such Loan or exercising all remedies otherwise permitted by applicable law upon default under such Loan, subject to the rights, if any, under this Section
     1.6 of the holders of Senior Debt in respect of cash, property or securities of the Borrower received by the holder of the Note or any interest in the Loans.

            (f) SURVIVAL OF RIGHTS. The right of any present or future holder of Senior Debt to enforce subordination of the Loans pursuant to the provisions of this Section 1.6 shall not at any time be prejudiced or impaired by any act or failure to act on the part of the Borrower or any such holder of Senior Debt, including without limitation: any forbearance, waiver, consent, compromise, amendment, extension, renewal, or taking or release of security of or in respect of any Senior Debt or by noncompliance by the Borrower with the terms of such subordination regardless of any knowledge thereof such holder may have or otherwise be charged with.

            (g) AMENDMENT OR WAIVER. The provisions of this Section 1.6 may not be amended or waived in any manner which is detrimental to any Senior Debt without the consent of the holders of all then existing Senior Debt.

            (h) SENIOR DEBT DEFINED. The term "SENIOR DEBT" shall mean (i) all Indebtedness of the Borrower for money borrowed from banks or other institutional lenders, including any extension or renewals thereof, whether outstanding on the date hereof or thereafter created or incurred, which is not by its terms subordinate and junior to or on a parity with the Loans and which is permitted hereby at the time it is created or incurred, and
     (ii) all guaranties by the Borrower which are not by their terms subordinate and junior to or on a parity with the Loans and which are permitted hereby at the time they are made, of Indebtedness of any Subsidiary if such Indebtedness would have been Senior Debt pursuant to the provisions of clause (i) of this sentence had it been Indebtedness of the Borrower. In making any loans which are (or the guaranties of which are) intended to be Senior Debt, the lenders or purchasers shall be entitled to rely as to the fact that such Indebtedness or guaranty is permitted hereby upon a certificate by the Borrower's President or Treasurer purporting to show such Indebtedness or guaranty will not result in the Borrower's failure to comply with the provisions of Section 7 hereof as of the date of the loan or guarantee.

     1.7. AMENDMENT AND RESTATEMENT OF CERTAIN PRIOR LOANS. This Agreement supersedes and replaces in their entirety all Prior Loan Agreements from and after the date hereof with respect to the Prior Loans, and it is the intention of the parties that the Prior Loans be treated for all purposes as made pursuant to this Agreement as if this Agreement had been in effect on the dates the Prior Loans were made, provided that no Prior Loan shall be treated as being in default as of the date hereof and defaults under the Prior Loan Agreements, if any, existing on the date hereof are hereby waived. The parties hereto acknowledge and agree, however, that (i) this Agreement and all other loan documents executed and delivered herewith do not constitute a novation, payment and reborrowing or termination of the Prior Loans under the Prior Loan

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Agreements as in effect prior to the date hereof, (ii) such Prior Loans are in all respects continuing with only the terms being modified as provided in this Agreement and the other loan documents, and (iii) all references in the other the Prior Loan Agreements to this Agreement shall be deemed to refer without further amendment to this Agreement.

2.   FEES  [INTENTIONALLY OMITTED].

3.   COLLATERAL

     3.1 SECURED LINE OF CREDIT. The Line of Credit shall be secured by the security interests described in the Security Agreement of even date herewith between Borrower and Lender (the "LENDER SECURITY AGREEMENT") and the Pledge Agreement of even date herewith, between Borrower's parent company and Lender, pursuant to which Borrower and Borrower's parent company assigns and grants rights and interests in the Collateral described and as defined therein (the "COLLATERAL").

     3.2 INVESTMENT SECURITIES. At such time as there exists an Event of Default, Lender may transfer any equity interests which it holds as Collateral into its name or that of its nominee and may receive the income and any distributions thereon and hold the same as Collateral for Borrower's obligations hereunder, or apply the same to any such obligation.

4.   CONDITIONS

     4.1 GENERAL CONDITIONS. Before Lender shall be committed to extend any credit to Borrower under this Agreement, Lender must receive and approve (in its unrestricted discretion) any documents and other items it may require as conditions precedent to this Agreement, including, without limitation, those items listed on the Closing Checklist attached hereto as EXHIBIT 4.1.

     4.2 SPECIFIC APPROVALS. Before Lender shall be committed to extend any credit to Borrower under this Agreement to fund an acquisition by Borrower of a proposed investment in an apartment complex (a "PROPERTY INVESTMENT," provided that such term shall not include any Released Property Investment), Borrower shall prepare or cause to be prepared a term sheet for each proposed Property Investment and shall submit the same for review to Lender. Borrower shall furnish any other information reasonably requested by Lender. Borrower may furnish Lender various tables and charts illustrating the potential results of operations of a proposed Property Investment under various scenarios and various hypothetical sale scenarios. Lender acknowledges any such illustrations would be based upon assumptions as to future events which cannot be predicted with any degree of certainty and based upon assumptions as to the future furnished by third party development partners in Property Investments. There is no assurance that the assumptions will be shown to be correct. Actual results will usually vary and the variances may be material. Lender shall, in its sole and absolute discretion, notify Borrower of its approval of a proposed Property Investment within 10 days; provided, however, that Lender shall be under no obligation to approve any particular proposed Property Investment.

     Borrower expressly agrees and acknowledges that Property Investments, loans, financings or other financial transactions under or contemplated by this Agreement shall

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comply with the precepts of Islamic Shari'ah as interpreted by Lender as
Borrower receives notice of such precepts from time to time. Upon any such notification, Lender and Borrower shall cooperate in good faith and implement such precepts in such manner as shall give effect to such precepts while preserving the existing benefit of its bargain for each of Lender, Borrower, and any other participant in Property Investments and minimizing disruption of the existing relationships, agreements and arrangements among such parties. Lender, after consultation with, and consideration by, its Shari'ah Committee, has the sole discretion to approve or disapprove the implementation of such precepts and matters affected by such precepts, even if such decisions could have an adverse effect on Borrower or any other participant in Property Investments, provided the implementation of such precepts does not adversely effect the economic relationship of Lender, Borrower and any other participant in Property Investments, deprive the Borrower or any other participant in Property Investments of the benefit of its bargain, or cause the Borrower and any other participant in Property Investments to incur additional material obligations or liabilities, and such approval or disapproval by Lender shall not be unreasonably withheld, delayed or conditioned.

5.   DISBURSEMENTS, PAYMENTS AND COSTS

     5.1 REQUESTS FOR LOANS. Each request for a Loan shall be sent to Lender at least three (3) Business Days prior to the date on which the Loan is requested to be made and shall be made in writing in the form attached hereto as
EXHIBIT 5.1. Borrower shall make requests for Loans only with respect to Property Investments approved by Lender in accordance with Section 4.2.

     5.2 AUTHORIZED SIGNERS. Borrower authorizes either (a) Jeffrey H. Goldstein, President, or (b) Marc N. Teal, Senior Vice President, to sign all Loan requests and other documents in connection with the administration of the Loan. Borrower represents and warrants to Lender that the following signatures are specimen signatures of the persons named in the preceding sentence:

            NAME                      SIGNATURE

     Jeffrey H. Goldstein
                                      ----------------------------------------

     Marc N. Teal
                                      ----------------------------------------

     5.3    DISBURSEMENT OF LOAN. Each Loan made by Lender will be:

            (a) deposited into Borrower's account as specified to Agent in writing;

            (b)     made in immediately available funds; and

            (c) entered into the Loan Account kept by Lender relating to the Loan (which shall be presumed correct in the absence of manifest error).

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     5.4    PAYMENTS. Each payment by Borrower will be to Lender at Lender's address shown below its signature hereto (or such other place as Lender may from time specify in writing) in lawful currency of the United States of America, in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any taxes or other payments. All payments shall be applied first to the payment of all fees, expenses and other amounts due to Lender (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal; provided, however, that during the continuation of an Event of Default, payments will be applied to the obligations of Borrower to Lender as Lender determines in its unrestricted discretion. If any payment hereunder becomes due on a day which is not a Business Day, the due date of such payment shall be extended to the next succeeding Business Day, and such extension of time shall be included in computing interest and fees in connection with such payment.

6.   REPRESENTATIONS AND WARRANTIES

     When Borrower signs this Agreement, and on a continuing basis until Lender is repaid in full, Borrower makes the following representations and warranties:

     6.1 ORGANIZATION OF BORROWER. Borrower is a corporation duly formed and existing under the laws of Maryland.

     6.2 AUTHORIZATION. This Agreement, and any instrument or agreement required hereunder or contemplated hereby, are within Borrower's powers, have been duly authorized, and do not conflict with its charter or other governing documents.

     6.3 ENFORCEABLE AGREEMENT. This Agreement is a legal, valid and binding agreement of Borrower, enforceable against Borrower in accordance with its terms, and any instrument or agreement required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable; except to the extent that enforceability may be limited by applicable Bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights from time to time in effect and by general principles of equity.

     6.4 GOOD STANDING. In each state in which Borrower does business, it is properly licensed and qualified, in good standing, and, where required, in compliance with fictitious name statutes.

     6.5 NO CONFLICTS. This Agreement does not conflict with any law, agreement, legal requirement or obligation to which Borrower is a party or by which Borrower is bound.

     6.6 FINANCIAL INFORMATION. To the best of Borrower's knowledge, all financial information of the Borrower provided to Lender is true in all material respects.

     6.7 LAWSUITS. There is no lawsuit, tax claim or other dispute pending or, to the best of Borrower's knowledge, threatened against Borrower which, if lost, would impair Borrower's financial condition or ability to repay the Line of Credit.

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     6.8    NO EVENT OF DEFAULT. There is no event which is, or with notice or lapse of time or both would be, an Event of Default under this Agreement.

     6.9 LOCATION OF BORROWER. Borrower's place of business (or, if Borrower has more than one place of business, its chief executive office) is located at the address listed under Borrower's signature on this Agreement.

     6.10 BORROWER NOT A "FOREIGN PERSON." Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986 (the "Code"), as amended from time to time.


7.   COVENANTS

     Borrower agrees, so long as credit is available under this Agreement and until Lender is repaid in full:

     7.1 FINANCIAL INFORMATION. To provide the following financial information and statements and such additional information as requested by Lender from time to time:

            (a) As soon as available but in no event more than 180 days after Borrower's fiscal year end, Borrower's annual consolidated financial statements. These financial statements which need not be audited must include a balance sheet, income statement, changes in financial position and cash flow statement.

            (b) A quarterly unaudited balance sheet and income statement for Borrower, and such information as Lender may reasonably request, in no event more than 60 days following every fiscal quarter.

            (c) Within five business days after the delivery thereof to the Borrower, copies of any and all reports delivered by Subsidiaries of Borrower with respect to Property Investments.

            (d) Such other information respecting the operations, activities and financial conditions of Borrower as Lender may from time to time reasonably request.

     7.2    NOTICES TO LENDER.  To promptly notify Lender in writing of:

            (a) any action, suit or proceeding instituted or threatened against Borrower, or arising out of or relating to any loan or investment activity, in or before any court, governmental or administrative body, agency, board or commission or any adverse regulatory action taken or, to the best of Borrower's knowledge, proposed to be taken by any governmental body or agency against Borrower which could materially adversely affect the Loans or Borrower;

            (b) any substantial dispute between Borrower or any government authority;

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            (c)     any material adverse change in Borrower's, or to Borrower's knowledge, any Property Investment's condition (financial or otherwise) or operations; and

            (d) any change in Borrower's name, legal structure, jurisdiction of formation, or principal place of business.

     7.3 BOOKS AND RECORDS. Borrower must maintain books and records adequate to provide the information specified herein, and retain such books and records and copies of the reports and statements for a period of at least four (4) years after repayment of the Obligations. Borrower shall make such books and records available for inspection or audit by Lender and its agents and representatives at reasonable times upon three (3) Business Days' notice, during normal business hours, for such matters as, without limitation, documentation, loan and tax credit compliance monitoring.

     7.4 AUDITS. To allow Lender and its agents to inspect Borrower's properties and examine, audit, and make copies of books and records at any reasonable time. If any of Borrower's properties, books or records is in the possession of a third party, Borrower authorizes that third party to permit Lender or its agents to have access to perform inspections or audits and to respond to Lender's requests for information concerning such properties, books and records at any reasonable time.

     7.5 COMPLIANCE WITH LAWS. To comply with all laws (including any fictitious name statute and, including, without limitation, laws regarding payment of taxes), regulations and orders of any government body with authority over Borrower's business.

     7.6 COOPERATION. To take any action reasonably requested by Lender to carry out the intent of this Agreement.

     7.7 INSURANCE. To maintain and keep in force and in adequate amounts such insurance as is customary and usual for similarly situated companies in its business and as Lender may reasonably require from time to time.

     7.8 LIMITATION ON INDEBTEDNESS. Except with the prior written consent of Lender, Borrower will not create, incur, assume or suffer to exist, or in any manner become or be liable directly or indirectly with respect to, any Indebtedness except:

            (a)     Borrower's obligations hereunder and as contemplated hereby;

            (b) Indebtedness for borrowed money existing on the date of this Agreement, listed and described, but only to the extent so listed and described on, EXHIBIT 7.8 attached hereto;

            (c) Indebtedness for the purchase price of capital assets or investments in partnerships, or other indebtedness, if, and solely to the extent, approved by Lender in its unrestricted discretion;

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            (d)     Indebtedness for taxes, assessments or governmental charges to the extent that payment therefor shall at the time not be due and payable; and

            (e) Indebtedness on open account for the purchase of services, materials and supplies incurred by Borrower in the ordinary course of business (not as a result of borrowing), so long as all of such open account indebtedness shall be paid promptly and discharged when due or in conformity with customary trade terms and practices, except for any such open account Indebtedness which is being contested in good faith by Borrower, as to which adequate reserves required by GAAP have been established and are being maintained and as to which no encumbrance has been placed on any property of Borrower.

     7.9 ADDITIONAL NEGATIVE COVENANTS. Not to, without Lender's prior written consent (which may be withheld in Lender's unrestricted discretion):

            (a) consent to any Sale or Refinancing or any other transfer, sale, assignment, encumbrance or pledge of any Property Investment;

            (b) amend or modify the documents relating to any Property Investment in a manner which could adversely affect Lender;

            (d)     permit any change in control of the Property Investment;

     7.10 USE OF PROCEEDS. Borrower will use the proceeds of the Loans solely for the purpose of making Property Investments approved by Lender.

8.   EVENTS OF DEFAULT

     EVENTS OF DEFAULT. Borrower will be deemed to be in default under this Agreement upon the occurrence of any of the following events ("EVENTS OF DEFAULT"):

     8.1 FAILURE TO PAY. Borrower fails to make a payment within ten (10) Business Days after the due date under this Agreement.

     8.2 FALSE INFORMATION. Any representation or warranty made in this Agreement or any security agreement required under this Agreement, or in any report, certificate, financial statement or instrument furnished by Borrower in connection herewith or therewith will prove to have been false or misleading when made in any material respect.

     8.3 PERFECTED LIEN. Borrower takes any action, or fails to take any action, which results in Lender's failure to have a valid, binding and enforceable perfected security interest in or lien on any property covered by any security agreement required under this Agreement or such security interest or lien fails to be prior to the rights and interests of others.

     8.4 MATERIAL ADVERSE CHANGE. Any material adverse change occurs in Borrower's condition (financial or otherwise) or result of operations of Borrower or in Borrower's business that may reasonably result in (or with the passage of time may reasonably cause) its inability to repay the Loans.

     8.5 BANKRUPTCY. Borrower files a Bankruptcy petition, a Bankruptcy petition is filed against Borrower, or Borrower makes a general assignment for the benefit of creditors. The default will be deemed cured if any Bankruptcy petition filed against Borrower is dismissed within a period of sixty (60) days after the filing; provided, however, that Lender will not be obligated to make any Loan or extend any additional credit to Borrower during that period.

     8.6 RECEIVERS. A receiver or similar official is appointed for Borrower's business, or the business is terminated.

     8.7 OTHER BREACH UNDER AGREEMENT. Borrower fails to comply with any provision contained in this Agreement other than those provisions elsewhere referred to in this Section and, with respect to any such failure which is curable, does not cure that failure within a period of thirty (30) consecutive days after written notice from Lender.

9.   REMEDIES

     If an Event of Default exists:

     9.1 At the option of Lender, Lender may, by written notice to Borrower, declare the Loans and any and all other Indebtedness of Borrower to Lender in connection with this Agreement (including interest, costs and expenses), forthwith to be due and payable, whether or not the Loans or the other indebtedness will be otherwise due and payable and whether or not Lender will have initiated any other action for the collection of the Loans, and whereupon the Loans and/or such other indebtedness will become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by Borrower.

     9.2 Lender may, in any order or priority as it may determine in its unrestricted discretion, pursue any and all remedies available at law or in equity for the collection of the Loans and enforcement of the provisions hereof, subject to Section 12 hereof.

     9.3 No course of dealing on the part of Lender or any delay or failure on the part of Lender to exercise any right, power or remedy will operate as a waiver thereof or otherwise prejudice Lender's rights, powers and remedies.

     9.4 If Borrower becomes the subject of any Bankruptcy or other insolvency proceeding, all of Borrower's obligations under this Agreement shall automatically become immediately due and payable upon the filing of the petition commencing such proceeding, all without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character. Upon the occurrence of any other Event of Default, all of Borrower's obligations under this Agreement may become immediately due and payable without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character, all at Lender's option, exercisable in its unrestricted discretion.

     9.5 Lender shall have the right in its unrestricted discretion to exercise its remedies under the Lender Security Agreement and take possession of any of the Collateral not already in its possession, whether in person, by agent or by court-appointed receiver, and to take any and all actions which Lender in Lender's unrestricted discretion may consider necessary and appropriate to protect Lender's security and to preserve Lender's rights under this Agreement, including entering into, enforcing, modifying or canceling any contractual arrangements, all on such terms and conditions as Lender may consider proper. If Lender exercises any of the rights or remedies provided in this Section 9.5, that exercise shall not make Lender, or cause Lender to be deemed to be, a partner or joint venturer of any of Borrower or Borrower's affiliated entities. All sums which are expended by Lender in connection with taking possession of the Collateral and any actions to protect Lender's security or to preserve Lender's rights under this Agreement shall be considered to be an additional Loan bearing interest at the Default Rate and shall be secured by the Collateral.

10.  ENFORCING THIS AGREEMENT; MISCELLANEOUS

     10.1 MASSACHUSETTS LAW. This Agreement is governed by, and shall be interpreted in accordance with the laws of the Commonwealth of Massachusetts (excluding its laws applicable to conflicts or choice of law).

     10.2 SEVERABILITY; WAIVERS. If any part of this Agreement is not enforceable, the rest of the Agreement shall nonetheless be and remain enforceable. Lender retains all rights, even if it makes a Loan after a Default or an Event of Default. If Lender waives a Default or Event of Default, it may enforce any and all later Defaults and Event of Defaults. Any consent or waiver under this Agreement must be in writing.

     10.3 COSTS AND EXPENSES. Borrower shall pay on demand all reasonable expenses of Lender in connection with the preparation, administration (including any out-of-pocket expenses, and expenses of examinations or audits contemplated by Section 7.3 and 7.4 hereof, but excluding internal costs and expenses of Lender typically incurred by financial institutions in the ordinary course of administering loans of the type contemplated by this Agreement), default, collection (after the occurrence and during the continuation of an Event of Default), waiver or amendment of loan terms, or in connection with Lender's exercise, preservation or enforcement of any of its rights, remedies or options hereunder, including, without limitation, fees of outside legal counsel, accounting, consulting, brokerage or other similar professional fees or expenses, and any fees or expenses associated with travel or other costs relating to any appraisals or examinations conducted in connection with the Loans or any collateral therefor, and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any applicable Default Rate) and be an obligation secured by the Collateral.

     10.4 COMPLIANCE WITH USURY LAWS. All agreements between Borrower and Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Lender for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, PROVIDED, HOWEVER, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Agreement shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of Borrower and Lender in the execution and delivery hereof to contract in strict compliance with the laws of the Commonwealth of Massachusetts from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if under or from any circumstances whatsoever Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between Borrower and Lender.

     10.5   [Intentionally omitted]

     10.6 REPLACEMENT DOCUMENTATION. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation hereof, the Note or the Lender Security Agreement, and, in the case of any such loss, theft, destruction or mutilation, upon surrender and cancellation thereof, the Borrower will issue, in lieu thereof, a replacement thereof of like tenor.

     10.7 SETOFF. Borrower hereby grants to Lender a lien, security interest and right of setoff as security for all Obligations to Lender, whether now existing or hereafter arising, upon and against all deposits, credits and Collateral, now or hereafter in the possession, custody, safekeeping or control of Lender or any entity under the control of Lender, or in transit to any of them. At any time, without demand or notice, Lender may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE AGENT OR ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF A BORROWER OR GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

     10.8   CONTINUING OBLIGATION; ASSIGNMENT; SURVIVAL

            10.8.1 CONTINUING OBLIGATION; ASSIGNMENT; SURVIVAL. Each of this Agreement and the Lender Security Agreement is a continuing obligation and shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, transferees and assigns; provided that Borrower may not assign or delegate all or any part of this Agreement or the Lender Security Agreement without the prior written consent of Lender, which consent may be withheld in Lender's unrestricted discretion. Lender shall have the unrestricted right at any time or from time to time, and without each Borrower's consent, to assign all or any portion of its rights and obligations hereunder to one or more assignees (each, an "Assignee"), and Borrower agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments to this Agreement and to any other documents, instruments and agreements executed in connection herewith as Lender shall reasonably deem necessary to effect the foregoing. In connection with any such assignment, Borrower shall not be liable for any costs and expenses incurred by Lender or any Assignee. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by Lender in connection with such assignment, and the payment by Assignee of the purchase price agreed to by the assigning Lender, such Assignee shall be a party to this Agreement and shall have all of the rights and obligations of Lender hereunder (and under any and all other guaranties, documents, instruments and agreements executed in connection herewith) to the extent that such rights and obligations have been assigned by Lender pursuant to the assignment documentation between Lender and such Assignee, the assigning Lender shall be released from its obligations hereunder and thereunder to a corresponding extent. Lender may furnish any information concerning Borrower in its possession from time to time to prospective Assignees. All representations and warranties of Borrower contained herein shall survive the making of this Agreement. All covenants and agreements of Borrower contained herein shall continue in full force and effect from and after the date hereof until payment and performance in full of all Borrower's obligations hereunder. The agreements and obligations of Borrower pursuant to Sections 11.1 and 12.1 shall survive the termination of this Agreement.

            10.8.2 LENDER AS AGENT. Notwithstanding Lender's unrestricted right to assign all or any portion of its rights and obligations hereunder, as set forth in paragraph 10.8 above, so long as any Obligations under this Agreement remain outstanding, Lender shall continue to administer the Loans, for itself or for its assigns, pursuant to the terms set forth herein, Borrower shall continue to repay all amounts advanced and outstanding hereunder to Lender in accordance with the provisions set forth in Section 1.4 hereof and any notices given under this Agreement shall continue to be given to Lender in accordance with Section 10.11 hereof.

     10.9 PARTICIPATIONS. Lender shall have the unrestricted right at any time and from time to time, and without the consent of or notice to Borrower or any guarantor, to grant to one or more Lender, or other financial institutions (each a "Participant") participating interests in Lender's obligation to lend hereunder and/or any or all of the Loans held by Lender hereunder. In the event of any such grant by Lender of a participating interest to a Participant, whether or not upon notice to Borrower, Lender shall remain responsible for the performance of its obligations hereunder and Borrower shall continue to deal solely and directly with Lender in connection with Lender's rights and obligations hereunder. Lender may furnish any information concerning Borrower in its possession from time to time to prospective Participants, provided that Lender shall require any such prospective Participant to agree in writing to maintain the confidentiality of such information.

     10.10 ONE AGREEMENT. This Agreement (including, without limitation, the Exhibits hereto), the Note, the Lender Security Agreement and any related security or other agreements executed and delivered in connection with this Agreement, collectively:

            (a) represent the sum of the understandings and agreements between Lender and Borrower concerning this credit (provided that Lender may be a party to intercreditor or other agreements with other lenders or participants);

            (b) replace any prior oral or written agreements between Lender and Borrower concerning this credit; and

            (c) are intended by Lender and Borrower as the final, complete and exclusive statement of the terms agreed to by them concerning this credit.

In the event of any conflict between this Agreement, the Note and the Lender Security Agreement or other agreements executed and delivered in connection with this Agreement, this Agreement will prevail.

     10.11 NOTICES. All notices given under this Agreement must be in writing and be given by personal delivery, overnight receipted courier (such as Federal Express) or by certified United States mail, postage prepaid, return receipt requested, sent to the party at its address appearing below its signature. Notices are effective upon receipt or when proper delivery is refused. Addresses for notice may be changed by any party by notice to any other party in accordance with this Section. Service of any notice on Borrower is effective service for all purposes, including service on its affiliates.

     10.12 HEADINGS. Article and Section headings are for reference only and shall not affect the interpretation or meaning of any provisions of this Agreement.

     10.13 EXHIBITS. All Exhibits to this Agreement are incorporated herein by this reference and are expressly made part of this Agreement.

     10.14 COUNTERPARTS. This Agreement may be executed in as many counterparts as necessary or convenient, and by the different parties on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same agreement.

11.  INDEMNITY

     11.1 INDEMNIFICATION. Borrower agrees to indemnify, defend and hold harmless Lender from and against any and all damages and expenses (including, without limitation, reasonable attorneys fees and court costs) imposed upon or incurred by Lender as a result of, in connection with or arising from any of the following:

            (a) any breach or default in performance by Borrower of any covenant, agreement or obligation to be performed pursuant to this Agreement which materially impairs the Collateral or Lender's priority interest in the Collateral; and

            (b) any breach of any warranty or inaccuracy in any representation or warranty contained in this Agreement.

12.  LIMITED RECOURSE

     12.1   LIMITED RECOURSE.

            (a) Subject to the provisions of this Section, Lender will neither seek or obtain a judgment against Borrower for payment of principal or interest under this Agreement and its sole recourse against Borrower for any default in the payment of principal and interest is limited to the Collateral. Nothing in this Agreement restricts Lender's recourse against the Collateral pursuant to the Lender Security Agreement.

            (b) The limitation of liability set forth in this Section will be deemed void and have no force or effect if Borrower attempts to materially delay any action or claim by Lender of or on the Lender Security Agreement, the Collateral or any other collateral for the Loans that Lender is then entitled to take by reason of any Event of Default.

            (c) The limitation of liability set forth in this Section will not prejudice or affect the rights of Lender to:

                    (i) Name Borrower as a party defendant in any action, proceeding, reference or arbitration, subject to the limitations of this Section; or

                    (ii)    Assert any unpaid amounts on the Loans as a defense

            or offset to or against any claim or cause of action made or alleged against Lender by Borrower, any of its stockholders or joint venturers or any guarantor in connection with the Loans; or

                    (iii)   Seek full recourse against the Collateral; or

                    (iv) Collect or recover from Borrower any damages (such as, without limitation, loss of principal or interest), awards, costs or expenses incurred by Lender as a result of any encumbrance on the Collateral granted or consented to by Borrower without Lender's prior written consent, which consent Lender may withhold in its unrestricted discretion; or

                    (v) Exercise self-help remedies such as setoff or foreclosure against or sale of any collateral or security; or

                    (vi) Collect or recover an amount from Borrower equal to any sums of any type that are misapplied; or

                    (vii) Enforce and collect or recover all sums owing under any indemnity by Borrower or any other party, any guaranties and agreements, and any similar rights to payment and performance executed or granted by Borrower or any other party in connection with the Loans; or

                    (viii) Enforce any agreement of Borrower or any other party specifically stating that it is not subject to the limitation of liability contained in this Section; or

                    (ix) Recover any expenses, damages (such as, without limitation, loss of principal or interest) or costs, including reasonable attorneys' fees (including the allocated costs for services of in-house counsel), that Lender may incur because of (a) any act or omission of Borrower that diminishes or threatens to diminish or the value of the Collateral, or (b) any act or omission of that impairs Lender's ability to exercise any rights or pursue any remedies with respect to the Collateral, or (c) any act or omission of Borrower which results in Lender's failure to have a valid, binding and enforceable perfected security interest in or lien on any property covered by any security agreement contemplated by this Agreement or such security interest fails to be prior to the rights and interests of others, or (d) Borrower's fraud, willful misrepresentation, misapplication of funds or waste or intentional damage of or to any collateral for the Loan.

            (d) Nothing contained in this Section impairs the validity of any of any security agreement contemplated by this Agreement, or any lien or security interest created or perfected by any of them or any lien or security interest created or perfected by any of them.

13.  WAIVER OF JURY TRIAL

     BORROWER AND LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE NOTE OR ANY OTHER CREDIT DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF LENDER RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS. EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS AGREEMENT.

                        [signatures appear on next page]

This Agreement is executed as of the date stated at the top of the first page.

                              BORROWER

                              BOSTON CAPITAL REAL ESTATE
                              INVESTMENT TRUST, INC.


                              By:                  /s/ JEFFREY H. GOLDSTEIN
                                    ---------------------------------------
                                    Name: Jeffrey H. Goldstein
                                    Title: President


                              Address where notices to
                              Borrower are to be sent:

                              c/o Boston Capital Corporation
                              One Boston Place
                              Boston, MA  02108-4406
                              Attn: Marc N. Teal

                              LENDER

                              BCP FUNDING, LLC


                              By:                  /s/ JEFFREY H. GOLDSTEIN
                                 ------------------------------------------
                                 Name:  Jeffrey H. Goldstein
                                 Title: Senior Vice President and Treasurer of
                                        Boston Capital Partners II Corporation,
                                        sole General Partner of Boston Capital
                                        Companion Limited Partnership, Sole
                                        Member

                              Address where notices to
                              Borrower are to be sent:

                              c/o Boston Capital Corporation
                              One Boston Place
                              Boston, MA  02108-4406
                              Attn: Jeffrey H. Goldstein

                                                 EXHIBIT "A" to Loan Agreement
                                                 dated as of May 31, 2003
                                                 between BCP Funding LLC, as
                                                 Lender and Boston Capital Real
                                                 Estate Investment Trust, Inc.,
                                                 as Borrower

                                  DEFINED TERMS

     As used in the Loan Agreement to which this EXHIBIT A is attached, the following terms shall have the following meanings:

     "Advance Period" means the period ending October 15, 2003.

     "BUSINESS DAY" means any day other than a Saturday, Sunday or legal holiday in the Commonwealth of Massachusetts.

     "CASH AVAILABLE FOR DEBT SERVICE" means for any period of time all of the gross operating receipts actually received by Borrower from the Ownership Companies derived from the operation of the Property Investments during such period less operating expenses of Borrower, provided that no fees to Affiliates of Borrower shall be deducted; provided further that any cash receipts of Borrower from any Released Property Investment shall not be included and the operating expenses of Borrower shall be ratably allocated among Property Investments and any Released Property Investments.

     "DEFAULT" means any act, omission, occurrence or circumstance that, with either the passage of time, the giving of notice, or both, will become an Event of Default.

     "DEFAULT RATE" means, the lesser of (a) 12% per annum or (b) the maximum rate of interest which may be charged or collected in accordance with applicable law.

     "GAAP" means generally accepted accounting principles and practices as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession. GAAP shall be consistently applied from one accounting period to another.

     "INDEBTEDNESS" with respect to any Person means and includes, without duplication (i) all items which, in accordance with GAAP, would be liabilities on the balance sheet of such Person, but excluding anything in the nature of capital stock or other equity, surplus capital and retained earnings, (ii) the face amount of all Banker's acceptances and of all drafts drawn under all Banker's acceptances and of all letters of credit issued by Lender for the account of such Person and, without duplication, all drafts drawn thereunder,
(iii) the total amount of all indebtedness secured by any encumbrance to which any property or asset of such Person is subject, whether or not the indebtedness secured thereby shall have been assumed, and (iv) the total amount of all indebtedness and obligations of others which such Person has directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), discounted with recourse or agreed (contingently or otherwise) to purchase or repurchase or otherwise acquire, including, without limitation, any agreement (a) to provide or supply funds to such other Person to maintain working capital, equity capital, net worth or solvency, or (b) otherwise to assure or hold harmless such other Person against loss in respect of its obligations.

     "MATURITY DATE" means May 31, 2004, provided that Borrower may extend the Maturity Date for one additional period of six months upon written notice to Lender prior to May 31, 2004, provided no Default otherwise exists.

     "MAXIMUM AMOUNT" means $60,000,000.

     "OBLIGATIONS" means any and all of the payment and performance obligations and liabilities of Borrower to Lender, existing on the date of this Agreement or arising thereafter, direct or indirect, absolute or contingent, matured or unmatured, liquidated or unliquidated, or secured or unsecured.

     "OWNERSHIP COMPANIES" means each of the limited partnerships or limited liability companies, whether or not wholly owned by Borrower, through which Borrower owns or has an interest in, directly or indirectly, a Property Investment.

     "PERSON" means an individual, estate, corporation, partnership, limited liability company, association, joint stock company, trust, unincorporated organization or other entity.

     "PRIOR LOAN AGREEMENTS" means all promissory notes, agreements, documents or other instruments evidencing or securing the Prior Loans.

     "PRIOR LOANS" means the following advances made by Lender and its Affiliates to Borrower and its Affiliates with respect to the acquisition of the following Property Investments prior to the date of this Agreement:

           PROPERTY INVESTMENT             DATE OF ADVANCE            AMOUNT OF ADVANCE
           -------------------             ---------------            -----------------
           Seattle Portfolio                     12/9/2002              $    350,000
           Seattle Portfolio                    12/12/2002              $  8,975,982
           Jacksonville Portfolio                4/17/2003                   442,115
           Jacksonville Portfolio                 5/2/2003                   250,000
           Jacksonville Portfolio                5/12/2003                   707,480
           Jacksonville Portfolio                5/20/2003                12,445,023
           Jacksonville Portfolio                5/28/2003                11,109,448
           Portland Portfolio                     5/2/2003                   450,000
           Portland Portfolio                    5/28/2003                21,866,617

     "LOAN ACCOUNT" means the account on the books of Lender in which will be recorded Loans made by Lender to Borrower pursuant to this Agreement, payments made on such Loans and other appropriate debits and credits as contemplated by this Agreement.

     "SALE OR REFINANCING" means any sale or refinancing transaction by the Borrower or a Subsidiary not in the ordinary course of its business, including, without limitation, sales, exchanges or other dispositions of all or any portion of any Property Investments, condemnations, recoveries of damage awards and insurance proceeds (other than business or rental interruption insurance proceeds) with respect to any Property Investments, or any refinancing of any Property Investments.

     "SUBSIDIARY" means any Person of which the Borrower (or other specified Person) shall at the time, directly or indirectly through one or more of its Subsidiaries, (a) own at least 50% of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally, (b) hold at least 50% of the partnership, joint venture or similar interests or (c) be a general partner or joint venturer.

                                                 EXHIBIT "1.1"to Loan Agreement
                                                 dated as of May 31, 2003
                                                 between BCP Funding LLC, as
                                                 Lender and Boston Capital Real
                                                 Estate Investment Trust, Inc.,
                                                 as


                                FORM OF LOAN NOTE

                                 PROMISSORY NOTE

$60,000,000                                                Boston, Massachusetts

                                                                    May 31, 2003

     FOR VALUE RECEIVED, the undersigned (the "Borrower") absolutely and unconditionally promises to pay to BCP Funding, LLC (the "Lender") as Lender under the Agreement (as hereinafter defined), the principal amount of Sixty Million and 00/100 Dollars ($60,000,000) or such lesser amount as shall be outstanding from time to time under the Agreement, together with interest on the unpaid principal amount hereof until paid in full in accordance with the Agreement, plus additional amounts as specified in the Agreement.

     The entire unpaid principal of this Note together with any accrued interest shall be payable on the dates specified in the Agreement.

     All payments under this Note shall be made to Lender at One Boston Place, Boston, Massachusetts 02108-4406 (or at such other place as the Lender may designate from time to time in writing) in lawful money of the United States of America in federal or other immediately available funds. Borrower may prepay this Note in whole or in part at any time without premium or penalty, except as provided for in the Agreement.

     This Note is issued pursuant to, is entitled to the benefits of, and is subject to the provisions of a certain Loan Agreement (herein, as the same may from time to time be amended, restated or extended, referred to as the "Agreement"), and the obligations and indebtedness of Borrower hereunder are secured pursuant to the terms of that certain Security Agreement (the "Security Agreement"), each of even date herewith between the undersigned and Lender, but neither this reference to the Agreement or the Security Agreement, nor any provision thereof, shall affect or impair the absolute and unconditional obligation of the undersigned maker of this Note to pay the principal of and interest on this Note as herein provided.

     Upon an Event of Default, as defined in the Agreement, the aggregate unpaid balance of principal plus accrued interest may become or may be declared to be due and payable in the manner and with the effect provided in the Agreement.

     The maker of this Note hereby waives presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

     WITNESS the execution of this Note under seal on the date written above.

                                       BOSTON CAPITAL REAL ESTATE
                                       INVESTMENT TRUST, INC.


                                       By:
                                             --------------------
                                       Name:
                                       Title:

                                                 EXHIBIT "5.1"to Loan Agreement
                                                 dated as of May 31, 2003
                                                 between BCP Funding LLC, as
                                                 Lender and Boston Capital Real
                                                 Estate Investment Trust, Inc.,
                                                 as Borrower


                              FORM OF LOAN REQUEST

                      LINE OF CREDIT REVOLVING LOAN REQUEST

To:         BCP Funding LLC

From:       Boston Capital Real Estate Investment Trust, Inc.

Date:
Date Loan to be Disbursed:
Amount:
Wiring Instructions:


Pursuant to the Loan Agreement, dated May 31, 2003 ("Loan Agreement") executed between Borrower and you, Borrower hereby requests the above-mentioned Loan to be made by you as instructed herein.

All capitalized terms used herein shall have the meanings defined in the Loan Agreement.

By its authorized signature below, Borrower hereby represents, warrants and certifies to Lender that:

1.   There is currently outstanding no Default or Event of Default.


                        [Signatures appear on next page]

                                       BOSTON CAPITAL REAL ESTATE
                                       INVESTMENT TRUST, INC.


                                       By:
                                             ----------------------------
                                       Name:  Jeffrey H. Goldstein
                                       Title:

                                                 EXHIBIT "4.1"to Loan Agreement
                                                 dated as of as of May 31, 2003
                                                 between BCP Funding LLC, as
                                                 Lender and Boston Capital Real
                                                 Estate Investment Trust, Inc.,
                                                 as Borrower


                              [NIXON PEABODY LOGO]

                                NIXON PEABODY LLP
                                ATTORNEYS AT LAW


                                CLOSING CHECKLIST

                           Last Updated: May 31, 2003

                                                                     RESPONSIBLE
            OPERATIVE DOCUMENTS:                                       PARTY                    STATUS/COMMENTS
 1.  Loan Agreement                                                      NP
     Exhibit A to Loan Agreement - Defined Terms;
     Exhibit 1.1 to Loan Agreement - Form of Loan Note
     Exhibit 4.1 to Loan Agreement - Closing Checklist
     Exhibit 5.1 to Loan Agreement - Line of Credit Loan
                                     Request
     Exhibit 7.8 to Loan Agreement - Indebtedness

 2.  Loan Note (Exhibit 1.1 to Loan Agreement)                           NP

 3.  Pledge Agreement (LLC/LP Interests)                                 NP

 4.  Unconditional Guaranty (Limited Recourse)                           NP

 5   Pledge Agreement (REIT Shares)                                      NP

 6.  UCC-1 Financing Statements:                                         NP

                                                 EXHIBIT "7.8" to Loan Agreement
                                                 dated as of May 31, 2003
                                                 between BCP Funding LLC, as
                                                 Lender and Boston Capital Real
                                                 Estate Investment Trust, Inc.,
                                                 as Borrower

                                  INDEBTEDNESS

 1.  The Prior Loans.

 2. Obligations as "key principal" under the Mortgage Loans relating to Property Investments for purposes of incurring obligations for the so-called "non-recourse carve outs" under said loans.